Annual Report



                SMALL-CAP
                STOCK FUND

                -----------------
                DECEMBER 31, 1997
                -----------------







[LOGO OF T. ROWE PRICE APPEARS HERE]

  REPORT HIGHLIGHTS
  ------------------------------------------------------------------------------
  Small-Cap Stock Fund

 . The fund's excellent 15.63% six-month and 28.81% 12-month results significantly outpaced its major benchmarks.

 . Large-cap stocks continued to outperform smaller stocks in 1997, particularly in the wake of a Southeast Asian currency crisis.

 . The fund benefited from its investments in financials, consumer non-durables, and utilities, as well as from a number of major corporate mergers.

 . We bought several well-managed small-cap firms in the last six months, including A.O. Smith and Sola.

 . Small-company earnings and their stock valuations now compare favorably with large companies'-- positive trends we think will help lead a small-cap revival in 1998.

FELLOW SHAREHOLDERS


For the year ended December 31, 1997, your fund posted excellent gains and significantly outpaced its major benchmarks. Strong stock selection and a focus on reasonable valuation also made this fund competitive with the large-cap Standard & Poor's 500 Stock Index, especially during the past six months, even though large-cap stocks were very popular with investors most of the year.



----------------------
PERFORMANCE COMPARISON
--------------------------------------------

Periods Ended 12/31/97   6 Months  12 Months
--------------------------------------------

Small-Cap Stock Fund         15.63%   28.81%
 ............................................

Russell 2000 Index           11.04    22.36
 ............................................

Lipper Small Cap Fund Index   8.50    15.05
 ............................................

S&P 500                      10.58    33.36
 ............................................


            Your fund's 28.81% return for the year bested the unmanaged Russell 2000 Index of small stocks by more than six percentage points and nearly doubled the return of the Lipper Small Cap Fund Index. The vast majority of this success came during the last six months. Although a spring and summer small-cap revival sputtered out in the fourth quarter, the fund still made solid progress, especially in October and November when a Southeast Asian currency crisis led investors to favor more-stable blue chip issues. The fund's durable blend of growth- and value-oriented stocks fared well through a sharp small-cap correction.

            For the second year in a row, small-cap value funds significantly outperformed portfolios of small growth stocks. Because our core philosophy includes both value stocks and growth stocks selling for reasonable prices, your fund did especially well during the very volatile fourth quarter, when poor results from high-flying technology firms sharply depressed returns for small growth stocks in general.

            As we move into 1998 we remain hopeful that a rising dollar, slower economic growth overseas, and attractive relative earnings growth will help small-caps to resume leadership. More on this in our Outlook section.

YEAR-END DISTRIBUTIONS

            Your fund's Directors declared a year-end dividend of $0.04 per share, a short-term capital gain distribution of $0.16 per share, and a long-term capital gain distribution of $0.85 per share. These distributions were paid on December 30 to shareholders of record on December 26. In early January we mailed your check or statement reflecting these distributions, and Form 1099-DIV, reporting them for tax purposes, was sent late in the month.



INVESTMENT REVIEW

            For the second year in a row, the financial sector was the Russell 2000's best performer, returning in excess of 46%. Strong returns also came from the consumer nondurables sector -- up 38% -- and utilities, which rose 34%. Fortunately, your portfolio entered 1997 with an overweighted position in financials, compared with the benchmark. As the year progressed and our holdings enjoyed excellent returns, we began to lose our enthusiasm and reduced our weighting accordingly. In particular, we trimmed our holdings in insurance after a great year, as the shares we held no longer represented attractive values.

            The fund was also well represented in the consumer nondurables area and benefited accordingly. While we had increased the weighting in utility stocks during the first half -- most notably by adding telephone and cellular shares -- in general the fund remained underweighted.

            Comparatively weak performance for the year was concentrated in two traditional bastions of emerging growth investing: health care and technology, which rose 9.8% and 1.0%, respectively. During 1997, our portfolio remained underweighted in these segments. However, we are now seeking investment opportunities in both areas, especially technology, where poor fourth quarter performance has created some interesting values.

            The top three performers in the fund were Cowles Media, Aliant Communications, and Carson Pirie Scott. Combined, these stocks added over $15 million in value to the portfolio in the second half alone. Cowles Media and Carson Pirie Scott were each the subject of tender offers this fall. During September, the Cowles family trust announced its intention to auction Cowles Media -- whose principal asset is the Minneapolis Star Tribune -- to maximize shareholder value. In November, the firm announced that an agreement had been reached to sell the firm to McClatchy Newspapers for an eye-opening $1.4 billion, a very happy ending for our long-held position in Cowles shares. Carson Pirie Scott received an attractive offer by Proffits Inc., another mid-size department store chain, netting the fund over $3.5 million during the half.


OUR NEWLY PURCHASED POSITION IN ALIANT COMMUNICATIONS... WAS THE PORTFOLIO'S TOP MONEYMAKER FOR ALL OF 1997.



            Instant gratification is rare for utility investors. However, our newly purchased position in Aliant Communications -- highlighted in last June's semiannual report -- was the portfolio's second-best contributor for the six-month period and the portfolio's top moneymaker for all of 1997. When investors shifted to utility stocks this fall, seeking stability in the midst of October's volatile markets, Aliant's modest valuation proved highly attractive. These shares added over $5.6 million to the fund's return in the second half.

            Mercifully, we were blessed that we had few major losers in 1997. Only two stocks detracted as much as $2 million in value during the second half. Southern Electronics shares dropped 38% as investors feared (correctly) that the Asian currency crisis might spread to Latin America, where Southern pulls over 40% of its revenues. To date the company has not been affected by the crisis, though we continue to monitor the situation closely. The fund's second biggest loser was Zonagen, which fell 43%. Investors worried that its principal drug, Vasomax, might not be as effective as thought. However, as Schering Plough's recent major investment in the drug might suggest, we still think Vasomax can be a significant drug for male erectile dysfunction. Finally, we lost just under $2 million in value on Cambior, a metals mining concern. Cambior declined, as did most gold shares, when plunging demand from Southeast Asia and the world's central banks sent the price of gold reeling. We continue to believe gold has a place with both investors and bankers, and we are actively "mining the area" for new ideas.



PORTFOLIO HIGHLIGHTS

            In each report we like to highlight recent major purchases to give you a better feel for our current investment thinking. We've often written in this space that we seek soundly managed companies with strong, shareholder-oriented management and an equally strong business niche. A recent purchase which fills this bill nicely is A.O. Smith.

We've known A.O. Smith for many years and last made a major investment in it during the 1990-91 recession. At that time, A.O. Smith was primarily an automotive parts company and was selling at excessively depressed prices -- typical among cyclical stocks at a market bottom. We sold the shares at a nice profit in the ensuing economic recovery but continued to consider it a back-burner investment idea.

----------------------
SECTOR DIVERSIFICATION
-----------------------------------------------

[PIE CHART APPEARS HERE]

Consumer Nondurables                        13%
Energy, Utilities, and Misc.                 5%
Financial                                   13%
Consumer Services and Cyclicals             21%
Reserves                                    10%
Business Services and Transportation        23%
Technology                                   8%
Capital Equipment, Process Industries,
 and Basic Materials                         7%

Based on net assets as of 12/31/97.


This past summer, the company announced a deal to exit the automotive business, realizing over $700 million by selling its division to Tower Automotive. A.O. Smith has now become an attractive niche electric equipment company. In this role, the firm boasts the number-one position in hot water heaters (if you check your basement heater, odds are it's an A.O. Smith unit), and a strong number-two standing as a supplier of small hermetic motors for HVAC and home spa markets. Priced at time of purchase at 1.6 times book value and 14 times forward earnings, and sporting a 1.7% yield, the shares appeared to be a great value.

Over time, the company will migrate from being the domain of auto parts analysts to that of electric equipment analysts. Once properly categorized, the shares will likely look cheap compared with other electric equipment stocks -- many of which carry market price/earnings multiples and sell at four to five times book value.

Another major purchase in the second half was Sola. Sola designs, manufactures, and markets eyeglass lenses, focusing primarily on the faster-growing plastic lens segment. Sola again has strong market position, ranking either first or second in many markets. Its 25% global market share, low-cost production, and successful new product introductions (like Percepta, a fast-selling progressive lens) should enable the company to maintain earnings growth in the 20% range. Sola is also well positioned to benefit from the aging baby boom population, as 90% of us over 40 require some form of corrective lenses. The stock is attractively priced at 14 times projected March 1999 earnings and, we believe, an excellent value.

Finally, we also began building a major new position in New England Business Service, or NEBS. The company markets business forms, business-related printed products, and packaging and shipping supplies to small businesses. Historically a high-return business, the firm had fallen on hard times prior to the entry of CEO Bob Murray. Murray, a former senior executive at Gillette, led an impressive turnaround at NEBS in 1996 and 1997. NEBS's recent purchase of the Rapid Forms division of CSS Industries -- another Small-Cap Stock holding -- should enable the company's earnings recovery to continue. Priced at 16 times 1997 calendar year earnings and carrying a 2.5% dividend yield, the shares look inexpensive compared with the company's near-term growth potential.

On the sell side, three of our top-10 sales in the half year were the result of cash tender offers. Greenfield Industries was acquired in November by Kennametal; Medic Computer Systems was the target of an attractive tender offer by MISYS that same month. In addition, SMT Health Services received an all-cash offer in August and was acquired by the Three Rivers Group. Our sales of Mentor and LaSalle Re Holdings reflected our opinion that their valuations looked full.


OUTLOOK

Small-caps once again failed to outperform the S&P 500 in 1997. As we noted in our last letter, the 12 months ended April 30, 1997, were the worst 12 months of relative small-cap performance versus the S&P going back to the late 1930s. While the sector performed quite well in the second half -- and your fund actually surpassed the S&P for a brief period in October -- those results weren't enough to offset the damage inflicted during the first four months of the year.

PERHAPS SMALL- AND MID-CAP U.S. SHARES WILL BE THE PRIMARY BENEFICIARIES OF THE "ASIAN FLU."

Looking forward we see some reasons for optimism. Since the first quarter of 1997, small-cap earnings have returned to the historical norm of growing faster than large-cap earnings. It appears that the rising dollar and slowing growth overseas, most notably in Asia, might bite into large-cap earnings growth. Typically when small-cap earnings outperform, the shares soon follow. In addition, the turmoil and stock declines experienced overseas this fall may inspire more aggressive investors to shift money to high-growth opportunities in the U.S. Perhaps small- and mid-cap U.S. shares will be the primary beneficiaries of the "Asian Flu." Finally, our valuation work continues to suggest that small-cap shares remain very attractively priced versus large-caps on a price/earnings basis. Valuations look particularly interesting for smaller, emerging growth shares in our current market. After two years of poor performance for small growth stocks, perhaps the pendulum is ready to swing back. Consequently we are optimistic that in a constructive economic environment, small-caps will have the opportunity to show improved performance.

Thank you again for your continued support during 1997. Here's to a happy and successful 1998!


Respectfully submitted,


/s/ Greg A. McCrickard


Greg A. McCrickard
President and Chairman of the Investment Advisory Committee

January 20, 1998

T. ROWE PRICE SMALL-CAP STOCK FUND
-------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


TWENTY-FIVE LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/97
-------------------------------------------------------------------------------

JP Foodservice                                                            2.0%
 ...............................................................................
Aliant Communications                                                     1.8
 ...............................................................................
Analogic                                                                  1.6
 ...............................................................................
PartnerRe Holdings                                                        1.5
 ...............................................................................
Summit Bancorp                                                            1.4
-------------------------------------------------------------------------------

Carson Pirie Scott                                                        1.3
 ...............................................................................
A.O. Smith                                                                1.3
 ...............................................................................
Coinmach Laundry                                                          1.3
 ...............................................................................
Harleysville Group                                                        1.2
 ...............................................................................
Richfood Holdings                                                         1.2
-------------------------------------------------------------------------------

Cowles Media                                                              1.2
 ...............................................................................
Matthews International                                                    1.1
 ...............................................................................
Electro Rent                                                              1.1
 ...............................................................................
Holophane                                                                 1.1
 ...............................................................................
Outback Steakhouse                                                        1.1
-------------------------------------------------------------------------------

Glacier Bancorp                                                           1.1
 ...............................................................................
Sola                                                                      1.0
 ...............................................................................
Shorewood Packaging                                                       1.0
 ...............................................................................
Caseys General Stores                                                     1.0
 ...............................................................................
UICI                                                                      1.0
-------------------------------------------------------------------------------

Source Services                                                           0.9
 ...............................................................................
New England Business Service                                              0.9
 ...............................................................................
Poe & Brown                                                               0.9
 ...............................................................................
Coach USA                                                                 0.9
 ...............................................................................
W. R. Berkley                                                             0.9
-------------------------------------------------------------------------------

Total                                                                    29.8%

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
(Listed in descending order of size)

6 Months Ended 12/31/97

Ten Largest Purchases                    Ten Largest Sales
----------------------------------------------------------------------------

A.O. Smith *                             Analysts International
 .....................................    ...................................
Sola                                     Greenfield Industries **
 .....................................    ...................................
New England Business Service *           Mentor **
 .....................................    ...................................
Layne Christensen *                      Medic Computer Systems **
 .....................................    ...................................
Southern Electronics *                   LaSalle Re Holdings **
 .....................................    ...................................
Parkway Properties *                     Harleysville Group
 .....................................    ...................................
Delta Financial                          SMT Health Services **
 .....................................    ...................................
Zonagen *                                Billing Information Concepts
 .....................................    ...................................
Dan River *                              Selective Insurance
 .....................................    ...................................
Watsco *                                 Specialty Care Network **
 .....................................    ...................................


  * Position added
 ** Position eliminated

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
LINE GRAPH APPEARS HERE]

                        Russell     Lipper Small Cap   Small-Cap
  Date                 2000 Index      Fund Index      Stock Fund
  ----                 ----------      ----------      ----------
12/31/87                 10,000          10,000          10,000
  Dec-88                 12,502          11,938          12,715
  Dec-89                 14,535          14,894          15,148
  Dec-90                 11,704          13,299          12,047
  Dec-91                 17,093          20,286          16,697
  Dec-92                 20,240          22,778          19,019
  Dec-93                 24,061          26,666          22,519
  Dec-94                 23,622          26,734          22,537
  Dec-95                 30,343          35,752          30,166
  Dec-96                 35,347          41,410          36,517
  Dec-97                 43,252          48,885          47,038

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/97      1 Year       3 Years      5 Years      10 Years
-------------------------------------------------------------------------------

Small-Cap Stock Fund        28.81%        27.80%       19.85%        16.75%
 ...............................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


--------------------
FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                       Year
                                      Ended
                                   12/31/97       12/31/96       12/31/95       12/31/94     12/31/93
NET ASSET VALUE
Beginning of period                $  18.07       $  16.32       $  13.80       $  15.39     $  14.37
                                   ....................................................................
Investment activities
 Net investment income                 0.05           0.09           0.12           0.04            -
 Net realized and
 unrealized gain (loss)                5.13           3.33           4.53          (0.04)        2.60
                                   ....................................................................
 Total from
 investment activities                 5.18           3.42           4.65           0.00         2.60
                                   ....................................................................
Distributions
 Net investment income                (0.04)         (0.09)         (0.12)         (0.03)           -
 Net realized gain                    (1.01)         (1.58)         (2.01)         (1.56)       (1.58)
                                   ....................................................................
 Total distributions                  (1.05)         (1.67)         (2.13)         (1.59)       (1.58)
                                   ....................................................................
NET ASSET VALUE
 End of period                     $  22.20       $  18.07       $  16.32       $  13.80     $  15.39
                                   --------------------------------------------------------------------


Ratios/Supplemental Data
Total return                          28.81%         21.05%         33.85%          0.08%       18.40%
 .......................................................................................................
Ratio of expenses to
average net assets                     1.02%          1.07%          1.11%          1.11%        1.20%
 .......................................................................................................
Ratio of net investment
income to average
net assets                             0.33%          0.56%          0.74%          0.24%       (0.01)
 .......................................................................................................
Portfolio turnover rate                22.9%          31.1%          57.8%          41.9%        40.8%
 .......................................................................................................
Average commission
rate paid                          $ 0.0352       $ 0.0305              -              -            -
 .......................................................................................................
Net assets, end of period
(in thousands)                     $816,374       $415,604       $278,613       $196,726     $204,609
 .......................................................................................................


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
                                                              December 31, 1997

-----------------------
STATEMENT OF NET ASSETS                            Shares/Par            Value
--------------------------------------------------------------------------------
                                                                  In thousands
COMMON STOCKS AND WARRANTS 89.5%

FINANCIAL 12.6%

Bank and Trust 5.7%

Albank Financial                                       85,500         $  4,387
 ................................................................................
First Bell Bancorp                                    100,000            1,919
 ................................................................................
First Mariner Bancorp * +                             170,000            2,805
 ................................................................................
First Security                                        112,500            4,718
 ................................................................................
Frankfort First                                        75,000            1,313
 ................................................................................
Glacier Bancorp +                                     352,700            8,663
 ................................................................................
Marshall & Ilsley                                      30,000            1,865
 ................................................................................
Mercantile Bancorporation                              92,250            5,673
 ................................................................................
Security First Network Bank *                          60,000              443
 ................................................................................
Summit Bancorp                                        214,800           11,438
 ................................................................................
WestAmerica                                            30,000            3,101
 ................................................................................
                                                                        46,325
                                                                   .............
Insurance 6.3%

Harleysville Group                                    420,000           10,159
 ................................................................................
PartnerRe Holdings                                    259,600           12,039
 ................................................................................
Poe & Brown                                           170,000            7,586
 ................................................................................
Selective Insurance                                   240,000            6,525
 ................................................................................
UICI *                                                223,500            7,837
 ................................................................................
W. R. Berkley                                         165,000            7,332
 ................................................................................
                                                                        51,478
                                                                   .............
Financial Services 0.6%

Delta Financial *                                     300,000            4,012
 ................................................................................
ITLA Capital *                                         70,000            1,330
 ................................................................................
                                                                         5,342
                                                                   .............
Total Financial                                                        103,145
                                                                   .............

UTILITIES 2.7%

Telephone Services 2.7%

Aerial Communications *                               232,500            1,664
 ................................................................................
Aliant Communications                                 475,000           15,051
 ................................................................................
Rural Cellular (Class A) *                            230,100            3,006
 ................................................................................
Western Wireless *                                    155,000            2,703
 ................................................................................
Total Utilities                                                         22,424
                                                                   .............

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                    Shares/Par            Value
--------------------------------------------------------------------------------
                                                                   In thousands
CONSUMER NONDURABLES 12.8%

Food Processing 1.3%

American Italian Pasta (Class A) *                     102,200      $     2,555
 ................................................................................
CTB International *                                    225,000            3,248
 ................................................................................
Makepeace *                                                164            1,968
 ................................................................................
Seneca Foods (Class A) *                                91,700            1,565
 ................................................................................
Seneca Foods (Class B) *                                74,700            1,261
 ................................................................................
                                                                         10,597
                                                                    ............

Hospital Supplies/Hospital Management 2.3%

Allied Healthcare Products *                           150,000            1,177
 ................................................................................
American Oncology Resources *                          250,000            4,016
 ................................................................................
Medical Alliance *                                     100,000              409
 ................................................................................
Quorum Health Group *                                  232,500            6,103
 ................................................................................
Renal Care Group *                                     187,500            6,023
 ................................................................................
St. Jude Medical *                                      40,000            1,220
 ................................................................................
                                                                         18,948
                                                                    ............
Pharmaceuticals 0.8%

Alkermes *                                               6,800              132
 ................................................................................
COR Therapeutics *                                     100,000            2,256
 ................................................................................
Coulter Pharmaceutical *                                64,800            1,320
 ................................................................................
Perrigo *                                              200,000            2,688
 ................................................................................
                                                                          6,396
                                                                    ............

Biotechnology 0.6%

Cell Genesys *                                         250,000            2,117
 ................................................................................
Zonagen *                                              155,000            2,824
 ................................................................................
                                                                          4,941
                                                                    ............

Health Care Services 3.0%

AmeriPath *                                            225,000            3,839
 ................................................................................
Apria Healthcare *                                     100,000            1,344
 ................................................................................
Coast Dental Services *                                100,000            2,387
 ................................................................................
Concentra Managed Care *                               150,000            5,053
 ................................................................................
NeoPath *                                              125,000            1,633
 ................................................................................
Northfield Laboratories *                              220,000            2,008
 ................................................................................
Orthodontic Centers of America *                       250,000            4,156
 ................................................................................
Raytel Medical *                                       310,000            3,584
 ................................................................................
                                                                         24,004
                                                                    ............

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------



                                                   Shares/Par             Value
--------------------------------------------------------------------------------
                                                                   In thousands
Miscellaneous Consumer Products 4.8%

Boston Acoustics                                      107,200      $     2,834
 ................................................................................
Coinmach Laundry *                                    415,300           10,227
 ................................................................................
Cone Mills *                                          275,000            2,131
 ................................................................................
Crown City Plating +                                   34,500              358
 ................................................................................
Culp                                                  150,000            3,000
 ................................................................................
Equity Corp International *                           225,000            5,203
 ................................................................................
QuikSilver *                                           44,600            1,285
 ................................................................................
Sola *                                                260,000            8,450
 ................................................................................
WestPoint Stevens *                                   120,000            5,708
 ................................................................................
                                                                        39,196
                                                                   .............
Total Consumer Nondurables                                             104,082
                                                                   .............

CONSUMER SERVICES 12.9%

Restaurants 1.2%

Outback Steakhouse *                                  300,000            8,681
 ................................................................................
PJ America *                                           55,000              818
 ................................................................................
                                                                         9,499
                                                                   .............

General Merchandisers 2.3%

Carson Pirie Scott *                                  215,000           10,777
 ................................................................................
Caseys General Stores                                 308,400            7,883
 ................................................................................
                                                                        18,660
                                                                   .............

Specialty Merchandisers 3.2%

CompuCom Systems *                                    375,000            3,141
 ................................................................................
CSS Industries *                                       88,200            2,811
 ................................................................................
Dan River *                                           325,000            5,342
 ................................................................................
GT Bicycles *                                          22,900              135
 ................................................................................
Ingles Markets (Class A)                              300,000            4,312
 ................................................................................
Performance Food Group *                              130,000            3,047
 ................................................................................
Urban Outfitters *                                    192,300            3,534
 ................................................................................
Wild Oats Markets *                                   110,000            3,984
 ................................................................................
                                                                        26,306
                                                                   .............

Entertainment and Leisure 1.3%

FelCor Suites Hotels                                   55,000            1,953
 ................................................................................
Logans Roadhouse                                       13,900              212
 ................................................................................
North Face *                                          260,000            5,728
 ................................................................................
Seattle Filmworks *                                   250,000            2,797
 ................................................................................
                                                                        10,690
                                                                   .............

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------



                                                        Shares/Par       Value
--------------------------------------------------------------------------------
                                                                  In thousands
Media and Communications 4.9%

American Radio Systems (Class A) *                     60,000      $     3,199
 ................................................................................
Centennial Cellular (Class A) *                       150,000            3,047
 ................................................................................
CMP Media *                                           125,000            2,156
 ................................................................................
Commnet Cellular *                                    100,000            3,569
 ................................................................................
Cowles Media                                          110,578            9,399
 ................................................................................
Jacor Communications *                                 90,000            4,787
 ................................................................................
Pegasus Communications *                               89,400            1,838
 ................................................................................
Scholastic *                                           75,000            2,827
 ................................................................................
Sinclair Broadcast Group (Class A)                    110,000            5,094
 ................................................................................
Vanguard Cellular (Class A) *                          85,000            1,086
 ................................................................................
Young Broadcasting (Class A) *                         85,000            3,331
 ................................................................................
                                                                        40,333
                                                                   .............
Total Consumer Services                                                105,488
                                                                   .............

CONSUMER CYCLICALS 7.5%

Automobiles and Related 2.3%

A.O. Smith (Class B)                                  255,000           10,774
 ................................................................................
Adrian Steel                                            7,756            2,013
 ................................................................................
Littelfuse *                                          150,000            3,689
 ................................................................................
TBC *                                                 255,000            2,446
 ................................................................................
                                                                        18,922
                                                                   .............

Building and Real Estate 4.3%

Apartment Investment & Management, REIT               140,000            5,145
 ................................................................................
Arden Realty, REIT                                     90,000            2,767
 ................................................................................
EastGroup Properties, REIT                            203,000            4,390
 ................................................................................
First Washington Realty Trust, REIT                   150,000            4,125
 ................................................................................
Glenborough Realty Trust, REIT                        125,000            3,703
 ................................................................................
Parkway Properties                                    175,000            6,005
 ................................................................................
Starwood Lodging, REIT                                111,500            6,453
 ................................................................................
Tower Realty Trust, REIT                              100,000            2,463
 ................................................................................
                                                                        35,051
                                                                   .............

Miscellaneous Consumer Durables 0.9%

Craftmatic Contour, Warrants, 12/31/02 *               20,970                0
 ................................................................................
Ellett Brothers                                       200,000            1,140
 ................................................................................

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------



                                                    Shares/Par            Value
--------------------------------------------------------------------------------
                                                                   In thousands


Harman International                                     4,000      $       170
 ................................................................................
York Group                                             250,000            6,172
 ................................................................................
                                                                          7,482
                                                                    ............
Total Consumer Cyclicals                                                 61,455
                                                                    ............


TECHNOLOGY 8.1%

Electronic Components 4.1%

American Superconductor *                               25,000              211
 ................................................................................
Analogic                                               350,000           13,212
 ................................................................................
Burr Brown *                                           100,000            3,219
 ................................................................................
Electronics for Imaging *                              100,000            1,659
 ................................................................................
Linear Technology                                       35,000            2,015
 ................................................................................
Maxim Integrated Products *                            120,000            4,147
 ................................................................................
Optek Technology * +                                   246,400            5,013
 ................................................................................
Planar Systems *                                       260,000            2,681
 ................................................................................
PMC-Sierra *                                            35,000            1,092
 ................................................................................
                                                                         33,249
                                                                    ............

Electronic Systems 1.4%

Electromagnetic Sciences *                             175,000            3,544
 ................................................................................
ITI Technologies *                                      50,000            1,103
 ................................................................................
Lifeline Systems *                                     155,000            3,865
 ................................................................................
Lo-Jack *                                              225,000            3,333
 ................................................................................
                                                                         11,845
                                                                    ............

Telecommunications Equipment 1.1%

California Microwave *                                 200,000            3,912
 ................................................................................
CORECOMM *                                              10,000              104
 ................................................................................
Glenayre Technologies *                                100,000              994
 ................................................................................
SITEL *                                                250,000            2,281
 ................................................................................
TriQuint Semiconductor *                                20,000              408
 ................................................................................
West TeleServices *                                    109,500            1,317
 ................................................................................
                                                                          9,016
                                                                    ............

Aerospace and Defense 1.5%

Tracor *                                               222,000            6,813
 ................................................................................
Woodward Governor                                      160,000            5,230
 ................................................................................
                                                                         12,043
                                                                    ............
Total Technology                                                         66,153
                                                                    ............

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                  Shares/Par             Value
--------------------------------------------------------------------------------
                                                                  In thousands



CAPITAL EQUIPMENT  1.8%
Electrical Equipment  1.2%

ANADIGICS *                                         35,000         $     1,067
 ................................................................................
Holophane *                                        350,000               8,794
 ................................................................................
                                                                         9,861
                                                                    ............
Machinery  0.3%

Laser Alignment *                                   16,450                  99
 ................................................................................
Toolex Alpha *                                     275,000               2,698
 ................................................................................
                                                                         2,797
                                                                    ............
Miscellaneous Capital Equipment  0.3%

OmniQuip International                             100,000               2,003
 ................................................................................
                                                                         2,003
                                                                    ............
Total Capital Equipment                                                 14,661
                                                                    ............



BUSINESS SERVICES AND
TRANSPORTATION  23.3%

Computer Service and Software  3.1%

Analysts International                             150,000               5,213
 ................................................................................
Concord Communications * +                          62,600               1,287
 ................................................................................
Electronic Arts *                                   50,000               1,892
 ................................................................................
HCIA *                                             150,000               1,819
 ................................................................................
Network Associates *                                41,670               2,200
 ................................................................................
Remedy *                                            50,000               1,053
 ................................................................................
Summit Design *                                    100,000               1,031
 ................................................................................
SunGard Data Systems *                              60,000               1,860
 ................................................................................
Synopsys *                                          50,000               1,784
 ................................................................................
VERITAS Software *                                  66,330               3,375
 ................................................................................
Visio *                                            100,000               3,856
 ................................................................................
                                                                        25,370
                                                                    ............
Distribution Services  5.0%

JP Foodservice *                                   436,250              16,114
 ................................................................................
MSC *                                              115,000               4,873
 ................................................................................
Primesource                                        189,000               1,866
 ................................................................................
Richfood Holdings                                  345,000               9,746
 ................................................................................
Southern Electronics *                             325,000               3,687
 ................................................................................

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                  Shares/Par             Value
--------------------------------------------------------------------------------
                                                                  In thousands

Watsco (Class A)                                   190,000          $    4,691
 ................................................................................
                                                                        40,977
                                                                    ............
Environmental  0.9%

TRC *                                              200,000                 850
 ................................................................................
Waterlink *                                        367,000               6,055
 ................................................................................
                                                                         6,905
                                                                    ............
Transportation Services  2.6%

Coach USA *                                        225,000               7,537
 ................................................................................
Expeditors International of Washington             120,000               4,673
 ................................................................................
Frozen Food Express                                150,000               1,359
 ................................................................................
Heartland Express *                                 80,827               2,208
 ................................................................................
International Shipholding                          141,562               2,442
 ................................................................................
M.S. Carriers *                                     70,000               1,724
 ................................................................................
Midwest Express Holdings *                          30,000               1,164
 ................................................................................
                                                                        21,107
                                                                    ............
Miscellaneous Business Services  11.5%

Alternative Resources *                            189,600               4,384
 ................................................................................
Billing Information Concepts *                     100,000               4,819
 ................................................................................
BISYS Group *                                      100,000               3,338
 ................................................................................
Copart *                                           135,000               2,388
 ................................................................................
COREStaff *                                        120,000               3,195
 ................................................................................
Electro Rent *                                     240,000               8,820
 ................................................................................
Insituform Technologies (Class A) *                500,000               3,875
 ................................................................................
Maximus *                                           25,000                 605
 ................................................................................
McGrath RentCorp                                   300,000               7,275
 ................................................................................
New England Business Service                       225,000               7,594
 ................................................................................
Nobel Education Dynamics *                          30,000                 155
 ................................................................................
Paging Network *                                   225,000               2,426
 ................................................................................
Paxar *                                            240,000               3,555
 ................................................................................
ProMedCo *                                         370,000               3,723
 ................................................................................
Shorewood Packaging *                              300,000               8,062
 ................................................................................
Source Services *                                  355,800               7,627
 ................................................................................
Strayer Education                                  187,500               6,328
 ................................................................................
Tetra Tech *                                       309,250               6,262
 ................................................................................
The Peterson Companies (Class A) *                 177,400               4,080
 ................................................................................
Unitog                                             210,000               4,712
 ................................................................................
Walsh International *                               80,000                 860
 ................................................................................
                                                                        94,083
                                                                    ............


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

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                  Shares/Par             Value
--------------------------------------------------------------------------------
                                                                  In thousands

Railroads  0.2%

North Carolina Railroad                             24,900          $    1,578
 ................................................................................
                                                                         1,578
                                                                    ............
Total Business Services and Transportation                             190,020
                                                                    ............



ENERGY  2.2%

Energy Services  1.1%

Carbo Ceramics                                     117,000               3,803
 ................................................................................
Cooper Cameron *                                    60,000               3,660
 ................................................................................
Smith International *                               30,000               1,841
 ................................................................................
                                                                         9,304
                                                                    ............
Exploration and Production  1.1%

Rutherford-Moran Oil *                             194,500               3,501
 ................................................................................
Weatherford Enterra *                              124,000               5,425
 ................................................................................
                                                                         8,926
                                                                    ............

Total Energy                                                            18,230
                                                                    ............



PROCESS INDUSTRIES  2.4%

Specialty Chemicals  1.5%

A. Schulman                                        110,000               2,777
 ................................................................................
CFC International * +                              210,000               2,507
 ................................................................................
Furon                                               54,600               1,140
 ................................................................................
Hauser *                                           360,000               2,093
 ................................................................................
Sybron Chemical *                                  100,000               3,350
 ................................................................................
                                                                        11,867
                                                                    ............
Paper and Paper Products  0.4%

Jefferson Smurfit *                                220,000               3,135
 ................................................................................
                                                                         3,135
                                                                    ............
Building and Construction  0.5%

Layne Christensen *                                335,000               4,376
 ................................................................................
                                                                         4,376
                                                                    ............
Total Process Industries                                                19,378
                                                                    ............



BASIC MATERIALS  2.8%

Metals  1.8%

Cambior                                            400,000               2,350
 ................................................................................
Free State Consolidated Gold Mines ADR             350,000               1,542
 ................................................................................


PAGE>

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                  Shares/Par             Value
--------------------------------------------------------------------------------
                                                                  In thousands

Gibraltar Steel *                                  110,000          $    2,145
 ................................................................................
Matthews International (Class A)                   200,000               8,925
 ................................................................................
                                                                        14,962
                                                                    ............
Mining  0.7%

Coal Creek +                                         9,295               1,004
 ................................................................................
Prime Resources Group                              250,000               1,703
 ................................................................................
Rochester & Pittsburgh                              15,728                 684
 ................................................................................
TVX Gold *                                         550,000               1,856
 ................................................................................
                                                                         5,247
                                                                    ............
Miscellaneous Materials  0.3%

Rock of Ages *                                     155,000               2,403
 ................................................................................
                                                                         2,403
                                                                    ............
Total Basic Materials                                                   22,612
                                                                    ............



MISCELLANEOUS COMMON STOCKS 0.4%

Western Water *                                     40,000                 425
 ................................................................................
Other Miscellaneous Common Stocks                  584,000               2,844
 ................................................................................
Total Miscellaneous Common Stocks                                        3,269
                                                                    ............


Total Common Stocks and Warrants (Cost $525,213)                       730,917
                                                                    ............



PREFERRED STOCKS  0.1%

Prime Retail, Cum., 10.50%, (Series A)              30,000                 825
 ...............................................................................


Total Preferred Stocks (Cost $570)                                         825
                                                                    ............



CONVERTIBLE PREFERRED STOCKS  0.1%

Prime Retail, 8.50%, (Series B)                     25,000                 600
 ................................................................................


Total Convertible Preferred Stocks (Cost $471)                             600
                                                                    ............



CONVERTIBLE BONDS  0.4%

Arch Communications, (144a) 6.75%, 12/1/03   $   1,000,000                 760
 ................................................................................
Offshore Logistics, Sub. Notes,
  (144a) 6.00%, 12/15/03                         2,000,000               2,315
 ................................................................................


Total Convertible Bonds (Cost $3,107)                                    3,075
                                                                    ............


T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                  Shares/Par             Value
--------------------------------------------------------------------------------
                                                                  In thousands

  SHORT-TERM INVESTMENTS  10.0%
  Money Market Funds  10.0%
  Reserve Investment Fund, 5.84% #           $  81,458,254          $   81,458
 ................................................................................


  Total Short-Term Investments (Cost $81,458)                           81,458
                                                                    ............



Total Investments in Securities

100.1% of Net Assets (Cost $610,819)                                $  816,875


Other Assets Less Liabilities                                             (501)
                                                                    ............



NET ASSETS                                                          $  816,374
                                                                    ------------

Net Assets Consist of:
Accumulated net investment income - net of distributions            $      536
Accumulated net realized gain/loss - net of distributions                6,962
Net unrealized gain (loss)                                             206,056
Paid-in-capital applicable to 36,771,355 shares of $0.50 par
value capital stock outstanding; 200,000,000 shares authorized         602,820
                                                                    ............



NET ASSETS                                                          $  816,374
                                                                    ------------


NET ASSET VALUE PER SHARE                                           $    22.20
                                                                    ------------



   + Affiliated company
   * Non-income producing
   # Seven-day yield
 ADR American Depository Receipt
REIT Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 0.38% of net assets.



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands


                                                                          Year
                                                                         Ended
                                                                      12/31/97


Investment Income
Income
 Dividend                                                           $    4,274
 Interest                                                                3,462
                                                                    ............
 Total income                                                            7,736
                                                                    ............
Expenses
 Investment management                                                   4,405
 Shareholder servicing                                                     989
 Registration                                                              151
 Custody and accounting                                                    145
 Prospectus and shareholder reports                                        110
 Legal and audit                                                            15
 Directors                                                                   9
 Miscellaneous                                                              11
                                                                    ............
 Total expenses                                                          5,835
                                                                    ............
Net investment income                                                    1,901
                                                                    ............


Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                  32,376
Change in net unrealized gain or loss on securities                    111,242
                                                                    ............
Net realized and unrealized gain (loss)                                143,618
                                                                    ............

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $  145,519
                                                                    ------------



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                             Year
                                                            Ended
                                                         12/31/97      12/31/96
  Increase (Decrease) in Net Assets
  Operations
   Net investment income                                $   1,901     $   1,871
   Net realized gain (loss)                                32,376        36,943
   Change in net unrealized gain or loss                  111,242        23,595
                                                       ..........................
   Increase (decrease) in net assets from operations      145,519        62,409
                                                       ..........................

  Distributions to shareholders
   Net investment income                                   (1,388)       (1,898)
   Net realized gain                                      (35,062)      (33,112)
                                                       ..........................
   Decrease in net assets from distributions              (36,450)      (35,010)
                                                       ..........................

  Capital share transactions *
   Shares sold                                            491,109       175,932
   Distributions reinvested                                34,624        33,047
   Shares redeemed                                       (234,032)      (99,387)
                                                       ..........................
   Increase (decrease) in net assets from capital
   share transactions                                     291,701       109,592
                                                       ..........................


  Net Assets
  Increase (decrease) during period                       400,770       136,991
  Beginning of period                                     415,604       278,613
                                                       ..........................

  End of period                                        $  816,374    $  415,604
                                                       --------------------------

* Share information
   Shares sold                                             23,580         9,548
   Distributions reinvested                                 1,598         1,846
   Shares redeemed                                        (11,410)       (5,466)
                                                       ..........................
   Increase (decrease) in shares outstanding               13,768         5,928


The accompanying notes are an integral part of these financial statements.


22
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T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
                                                              December 31, 1997


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Small-Cap Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 1, 1956. Prior to May 1, 1997, the name of the fund was the T. Rowe Price OTC Fund, Inc.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $327,707,000 and $117,591,000, respectively, for the year ended December 31, 1997.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $610,819,000, and net unrealized gain aggregated $206,056,000, of which $239,669,000 related to appreciated investments and $33,613,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


     fee, of which $515,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $872,000 for the year ended December 31, 1997, of which $95,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $1,326,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of
T. Rowe Price Small-Cap Stock Fund, Inc.

We have audited the accompanying statement of net assets of T. Rowe Price Small-Cap Stock Fund, Inc. (formerly T. Rowe Price OTC Fund, Inc.) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Stock Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 21, 1998

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/97
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial statement reporting requirements.

The fund's distributions to shareholders included:

 . $5,554,000 from short-term capital gains, and

 . $29,508,000 from long-term capital gains; of which $8,298,000 was subject to the 20% rategains category.

For corporate shareholders, 38% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and T. Rowe Price OnLine.

DISCOUNT BROKERAGE*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

INVESTMENT INFORMATION

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS                      BOND FUNDS
 .............................    .................................     ......................................
Domestic                         Domestic Taxable                      International/Global
Blue Chip Growth                 Corporate Income                      Emerging Markets Bond
Capital Appreciation             GNMA                                  Global Government Bond
Capital Opportunity              High Yield                            International Bond
Diversified Small-Cap Growth     New Income
Dividend Growth                  Short-Term Bond                       MONEY MARKET FUNDS
Equity Income                    Short-Term U.S. Government            ......................................
Equity Index 500                 Spectrum Income                       Taxable
Extended Equity Market Index     Summit GNMA                           Prime Reserve
Financial Services               Summit Limited-Term Bond              Summit Cash Reserves
Growth & Income                  U.S. Treasury Intermediate            U.S. Treasury Money
Growth Stock                     U.S. Treasury Long-Term
Health Sciences                                                        Tax-Free
Media & Telecommunications*      Domestic Tax-Free                     California Tax-Free Money
Mid-Cap Growth                   California Tax-Free Bond              New York Tax-Free Money
Mid-Cap Value                    Florida Insured                       Summit Municipal
New America Growth               Intermediate Tax-Free                 Money Market
New Era                          Georgia Tax-Free Bond                 Tax-Exempt Money
New Horizons**                   Maryland Short-Term Tax-Free Bond
Real Estate                      Maryland Tax-Free Bond                BLENDED ASSET FUNDS
Science & Technology             New Jersey Tax-Free Bond              ......................................
Small-Cap Stock                  New York Tax-Free Bond                Balanced
Small-Cap Value**                Summit Municipal Income               Personal Strategy Balanced
Spectrum Growth                  Summit Municipal                      Personal Strategy Growth
Total Equity Market Index        Intermediate                          Personal Strategy Income
Value                            Tax-Free High Yield                   Tax-Efficient Balanced
                                 Tax-Free Income
International/Global             Tax-Free Insured                      T. ROWE PRICE NO-LOAD
Emerging Markets Stock           Intermediate Bond                     VARIABLE ANNUITY
European Stock                   Tax-Free Short-Intermediate           ......................................
Global Stock                     Virginia Short-Term Tax-Free Bond     Equity Income Portfolio
International Discovery          Virginia Tax-Free Bond                International Stock Portfolio
International Stock                                                    Limited-Term Bond Portfolio
Japan                                                                  Mid-Cap Growth Portfolio
Latin America                                                          New America Growth Portfolio
New Asia                                                               Personal Strategy Balanced Portfolio
Spectrum International                                                 Prime Reserve Portfolio

 * Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
** Closed to new investors.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,     Investor Centers:
current balance, or to conduct          101 East Lombard St.
transactions, 24 hours, 7 days          Baltimore, MD 21202
a week, call Tele*Access(R):
1-800-638-2587 toll free                T. Rowe Price
                                        Financial Center
For assistance                          10090 Red Run Blvd.
with your existing                      Owings Mills, MD 21117
fund account, call:
Shareholder Service Center              Farragut Square
1-800-225-5132 toll free                900 17th Street, N.W.
410-625-6500 Baltimore area             Washington, D.C. 20006

To open a Discount Brokerage            ARCO Tower
account or obtain information,          31st Floor
call: 1-800-638-5660 toll free          515 South Flower St.
                                        Los Angeles, CA 90071
Internet address:
www.troweprice.com                      4200 West Cypress St.
                                        10th Floor
T. Rowe Price Associates                Tampa, FL 33607
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Small-Cap Stock Fund.


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T. Rowe Price Investment Services, Inc., Distributor.